UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 7, 2016

(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941

(Address of principal executive offices, including zip code)

(415) 965-8030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Partnership Agreement

On November 7, 2016, Four Corners Operating Partnership, LP (the “Operating Partnership”), a Delaware limited partnership and subsidiary of Four Corners Property Trust, Inc. (the “Company”) through which the Company owns all of its properties and conducts all of its operations other than the outside activities described below, amended and restated its limited partnership agreement (the “Partnership Agreement”). As of November 7, 2016, the Company owned 100% of the outstanding partnership units of the Operating Partnership. The following is a summary of the terms of the Partnership Agreement, which does not purport to be complete and is qualified in its entirety by reference to the copy thereof attached as Exhibit 10.1 hereto and incorporated herein by reference.

Management of the Operating Partnership

Four Corners GP, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (the “General Partner”), is the sole general partner of the Operating Partnership. Pursuant to the Partnership Agreement, the General Partner will have full, complete and exclusive responsibility and discretion to manage and control the Operating Partnership.

The Partnership Agreement requires the Operating Partnership to be operated in a manner that enables the Company to satisfy the requirements for being classified as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986 (“Code”) and to ensure that the Operating Partnership will not be classified as a “publicly-traded partnership” taxable as a corporation under Section 7704 of the Code.

Outside Activities of Operating Partnership

Subject to certain exceptions, substantially all of the assets of the Company will consist of its ownership of partnership units (“OP Units”) in the Operating Partnership. The Company is also permitted to own and operate, among other things, six LongHorn Steakhouse® restaurants located in the San Antonio, Texas area as part of its Kerrow restaurant operating business.

Capitalization

The Partnership Agreement provides for two classes of OP Units: Class A Units and Class B Units (the “Common Units”). Class A Units are the general common class of OP Units (not specifically designated by the General Partner as being of another specified class of OP Units). Distributions with respect to the Common Units will generally mirror distributions with respect to the Company’s common stock.

Under the Partnership Agreement, the General Partner will be authorized to cause the Operating Partnership to issue additional OP Units or other partnership interests in the Operating Partnership to its partners, including the Company and its affiliates, or other persons. OP Units may be issued in one or more classes or in one or more series of any class, with designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to one or more other classes of units (including OP Units held by the Company), as determined by the General Partner, subject to Delaware law, in its sole and absolute discretion without the approval of any partner, subject to limitations described below. No OP Unit or partnership interest in the Operating Partnership may be issued to the Company unless:

•	the Operating Partnership issues OP Units or other partnership interests in connection with the grant, award or issuance of stock or other equity interests in the Company having designations, preferences and other rights so that the economic interests attributable to the newly issued stock or other equity interests in the Company are substantially similar to the designations, preferences and other rights, except voting rights, of the OP Units or other partnership interests issued to the Company; or

•	the Operating Partnership issues the additional OP Units or other partnership interests to all partners holding OP Units or other partnership interests in the same class or series in proportion to their respective percentage interests in that class or series.

Under the Partnership Agreement, the Company is obligated to contribute the net proceeds of any future offering of the Company’s shares of common stock as additional capital to the Operating Partnership.

Transferability of Interests

Partners may not transfer their OP Units without the consent of the General Partner except in a permitted transfer, as described in the Partnership Agreement. Permitted transfers include, but are not limited to, transfers to family members or trusts for the benefit of or owned by such family members; as a gift; to heirs upon death; to partners or stockholders of a partner that is an entity; to another partner; or to a lender in a secured loan transaction.

Neither the Company nor the General Partner generally may transfer any of their OP Units and the General Partner may not withdraw as the general partner of the Operating Partnership, except (i) in connection with a merger, consolidation or other combination with or into another person following the consummation of which the equity holders of the surviving entity are substantially identical to the Company’s stockholders, (ii) with the consent of partners holding a majority of OP Units (other than those held by the Company or its subsidiaries), (iii) to any of the Company’s affiliates, or (iv) in connection with an “extraordinary transaction” as described below.

The Company may not engage in an “extraordinary transaction,” defined to be a merger, consolidation or other combination with or into another person or a sale of all or substantially all of our assets or any reclassification, recapitalization or change of its outstanding shares of common stock (except for certain reclassifications, recapitalizations or changes) unless each partner receives or has the right to receive for each OP Unit cash, securities or other property in the same form as, and equal in amount to the greatest amount of cash, securities or other property paid to a holder of shares of common stock of the Company.

Mergers and Sales of Assets of the Operating Partnership

The General Partner generally will have the exclusive power to cause the Operating Partnership to merge, reorganize, consolidate, sell all or substantially all of its assets or otherwise combine its assets with another entity.

Redemption Rights

Pursuant to the Partnership Agreement, partners (other than the Company and its subsidiaries) generally have the right, commencing six months from the date of issuance of such OP Units, to cause the Operating Partnership to redeem their OP Units in exchange for cash or, at the option of the Company, shares of common stock of the Company on a one-for-one basis. Partners may exercise the redemption right from time to time without limitation as to frequency with respect to all or part of the OP Units they own, but may not exercise the redemption right for fewer than 1,000 OP Units at any given time or, if such partner holds less than 1,000 OP Units, all the OP Units owned by such partner. The number of shares of common stock of the Company issuable upon redemption of OP Units may be adjusted upon the occurrence of certain events such as stock dividends, stock subdivisions or combinations.

Unless the Company elects to assume and perform the Operating Partnership’s obligation with respect to the OP Unit redemption right, as described below, a partner exercising the redemption right will receive cash from the Operating Partnership in an amount equal to the market value of common stock of the Company for which the OP Units would have been redeemed if the Company had assumed and satisfied the Operating Partnership’s obligation by paying shares of common stock of the Company, as described below. The market value of the Company’s common stock for this purpose (assuming a market then exists) will be equal to the average of the closing trading price of the Company’s common stock on the New York Stock Exchange for the 10 trading days before the day on which the Company received the redemption notice.

The Company may elect to assume and perform the Operating Partnership’s obligation to acquire the OP Units being redeemed in exchange for either cash in the amount specified above or a number of shares of common stock of the Company equal to the number of OP Units offered for redemption, adjusted to take into account prior stock dividends or any subdivisions or combinations of the Company’s common stock. The Company will have the sole discretion to elect whether the redemption right will be satisfied by the Company in cash or shares of the

Company’s common stock. No redemption or exchange can occur if delivery of shares of common stock by the Company would be prohibited either under the provisions of the Company’s charter or under applicable federal or state securities laws, in each case regardless of whether the Company would in fact elect to assume and satisfy the unit redemption right with shares of common stock.

Distributions

The Partnership Agreement provides that the Operating Partnership will distribute available cash of the Operating Partnership as the General Partner determines in its sole and absolute discretion is appropriate for distribution to the Company and the other partners in accordance with their respective percentage interests in the Operating Partnership. The General Partner may cause the Operating Partnership to make distributions to the Company as necessary to enable the Company to satisfy the requirements for qualification as a REIT under the Code and avoid any federal income or excise tax liability.

Upon the liquidation of the Operating Partnership, after payment of debts and obligations, any remaining assets of the Operating Partnership will be distributed to the holders of the OP Units that are entitled to any preference in distribution upon liquidation in accordance with the rights of any such class or series, and the balance, if any, will be distributed to the partners in accordance with their capital accounts, after giving effect to all contributions, distributions and allocations for all periods.

Allocations

Net income and net loss of the Operating Partnership will be determined and allocated among the partners with respect to each taxable year of the Operating Partnership. The Partnership Agreement contains provisions for special allocations intended to comply with certain regulatory requirements under the Code.

Amendments of the Partnership Agreement

The General Partner, without the consent of the other partners, may amend the Partnership Agreement in any respect, provided that certain amendments, including, but not limited to, the following require the consent of partners holding more than 50% of the OP Units (other than those held by the Company or its subsidiaries):

•	any amendment affecting the operation of the redemption right (except as otherwise provided in the Partnership Agreement) in a manner that adversely affects the partners in any material respect;

•	any amendment that would adversely affect the rights of the partners to receive the distributions payable to them under the Partnership Agreement (other than with respect to the creation or issuance of new or additional OP Units pursuant to the Partnership Agreement) in a manner that adversely affects the partners in any material respects;

•	any amendment that would materially alter the Operating Partnership’s allocations of profit and loss to the partners, other than with respect to the creation or issuance of new or additional OP Units pursuant to the Partnership Agreement;

•	any amendment that would modify the limited liability of a partner; or

•	any amendment that would impose on the partners any obligation to make additional capital contributions to the Operating Partnership.

Fiduciary Responsibilities, Limitation of Liability and Indemnification

The partners of the Operating Partnership expressly acknowledge that the General Partner is acting for the benefit of the Operating Partnership, the partners (including the Company) and the Company’s stockholders collectively and that the General Partner is under no obligation to consider the separate interests of the partners (including, without limitation, the tax consequences to some or all of the partners) in deciding whether to cause the Operating

Partnership to take, or decline to take, any actions. Any decisions or actions taken or not taken in accordance with the terms of the Partnership Agreement will not constitute a breach of any fiduciary duty owed by the General Partner to the Operating Partnership or the partners. The General Partner and the Operating Partnership will not be liable for monetary or other damages or otherwise for losses sustained, liabilities incurred or benefits not derived by the partners in connection with such decisions unless the General Partner acted with bad faith and the act or omission was material to the matter giving rise to the loss, liability or benefit not derived.

To the maximum extent permitted by applicable Delaware law, the Partnership Agreement allows the Operating Partnership to indemnify, and to pay or reimburse reasonable expenses to, the Company, the General Partner, and the Company’s and the Operating Partnership’s present or former trustees, managers, directors, officers, members, stockholders or partners and any other persons that the General Partner may designate from and against all claims and liabilities by reason of his, her or its service in such capacity. The Operating Partnership has the power, with the approval of the General Partner, to provide such indemnification and advancement of expenses.

Term

The Operating Partnership will continue indefinitely or until sooner dissolved upon:

•	the bankruptcy of the General Partner or an event of withdrawal of the General Partner as general partner unless partners holding more than 50% of the outstanding OP Units elect to continue the Operating Partnership and appoint a replacement general partner;

•	an election by the General Partner to dissolve the Operating Partnership in its sole and absolute discretion;

•	judicial order; or

•	the passage of 90 days after the sale of all or substantially all of the assets and properties of the Operating Partnership for cash or for marketable securities.

Tax Matters

The Operating Partnership provides that the General Partner is tax matters partner for federal, state and local income tax administrative or judicial proceedings and is treated as the “tax matters partner” and the “partnership representative” under the Code and, as such, has authority to handle tax audits and judicial reviews and to make tax elections under the Code on behalf of the Operating Partnership.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Agreement of Limited Partnership of Four Corners Operating Partnership, LP, dated as of November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
Name:	James L. Brat
Title:	General Counsel and Secretary

Date: November 9, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Agreement of Limited Partnership of Four Corners Operating Partnership, LP, dated as of November 7, 2016